EXHIBIT B





UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK



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RICHARD MORALES                    :

                    PLAINTIFF,     :

                                   :    CV 96 0225
     - VS -
                                   :

INCOMNET, INC. AND                 :    STIPULATION OF SETTLEMENT
SAM D. SCHWARTZ,
                                   :
                    DEFENDANTS.

- ------------------------------------



     IT IS HEREBY STIPULATED AND AGREED to by and between the Parties hereto and their respective attorneys, as follows:

                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 5th day of June 1996 by and between Sam D. Schwartz, an individual ("Schwartz"), and Incomnet, Inc., a California corporation ("Incomnet"), with respect to the following facts.

                                 R E C I T A L S

     A. Schwartz and Incomnet have agreed upon the amount of short-swing profits ("Short-Swing Profits") owed by Schwartz to Incomnet pursuant to Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as the result of disclosed purchases and sales of Incomnet's common stock made by Schwartz from December 27, 1993 until September 1, 1995 while he was the President, Chief Executive Officer and Chairman of the Board of Directors of Incomnet.

     B. Schwartz and Incomnet have been named as defendants in the pending lawsuit entitled RICHARD MORALES VERSUS INCOMNET, INC. AND SAM D. SCHWARTZ, Case Number CV 96-0225, filed in the United States District Court in the Southern District of New York (the "Court") in January 1996 (the "Lawsuit").

     C. The short-swing profits alleged in the Lawsuit by plaintiff (the "Plaintiff") are equal to the Short-Swing Profits agreed upon by Incomnet and Schwartz in this Agreement.

     D. Schwartz presently owns approximately 1,998,500 shares of Incomnet's Common Stock. Schwartz has no other significant liquid assets from which to pay Short-Swing Profits, and is subject to significant bank debt, other monetary obligations, and contingent liabilities, including but not limited to claims made in a pending class action lawsuit and related lawsuits naming Incomnet and Schwartz as defendants, and in an ongoing investigation by the Securities and Exchange Commission. Incomnet, in its business judgment, believes that the terms and conditions for payment of the Short-Swing Profits set forth in this Agreement are the best and most efficient means of collecting the Short-Swing Profits from Schwartz.

     E. This Agreement is entered into by Incomnet and Schwartz for the purpose of settling all claims made in the Lawsuit and Incomnet's claims for payment of the Short-Swing Profits by Schwartz. This Agreement is also made in compliance with the Severance Agreement entered into by Schwartz and Incomnet, dated November 30, 1995, and in particular as a resolution of all issues under Section 5 of said Severance Agreement (the "Severance Agreement"). This Agreement and the scope of the term "Short-Swing Profits" covers the transactions disclosed by Schwartz on Form 4 and Form 5 filings with the Securities and Exchange Commission for the period from December 27, 1993 until September 1, 1995 (the "Period"). Any undisclosed transactions would be subject to an entirely separate calculation and, if appropriate, additional obligation by Schwartz pursuant to Section 16(b) of the Exchange Act outside the scope of this Agreement.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.   AMOUNT OF SHORT-SWING PROFITS AND INTEREST

     Incomnet and Schwartz agree that the amount of the Short-Swing Profits is $2,128,872. The outstanding Short-Swing Profits accrue interest at the simple rate equal to 8.25% per annum through April 30, 1996 and thereafter equal to the prime rate of interest quoted from time to time by the Bank of America in Los Angeles, California (the "Prime Rate"). The accrued interest on the outstanding Short-Swing Profits as of May 1, 1996 is $174,976. Incomnet hereby agrees to credit Schwartz with $36,000 of interest at 8% per annum which he previously waived on his $900,000 convertible note while it was outstanding, issued to him on February 8, 1995. Therefore, as of May 1, 1996, the total outstanding liability to Incomnet for Short-Swing Profits plus interest is $2,267,848, and this liability will thereafter bear simple interest at the Prime Rate, as adjusted from time to time. Schwartz agrees to pay the amount of Short-Swing Profits plus interest to Incomnet in accordance with the terms of this Agreement. Schwartz represents and warrants that he has disclosed on Form 4 and Form 5 filings with the Securities and Exchange Commission all transactions made by him or for his benefit in Incomnet's stock during the Period.

2.   PAYMENT OF SHORT-SWING PROFITS

     Schwartz agrees to pay the Short-Swing Profits plus accrued but unpaid interest thereon in cash or pursuant to the redemption of his shares of Incomnet Common Stock, based on the average of the last sale price of Incomnet's Common Stock on the NASDAQ on the five trading days immediately preceding the date of his elected redemption, according to the following schedule, subject to Incomnet's rights in Section 4 of this Agreement: At least 30% of the total outstanding principal liability plus total accrued but unpaid interest on the Effective Date of this Agreement, as provided and as hereafter defined in Section 5 of this Agreement, at least 10% of the total outstanding principal liability plus total accrued but unpaid interest 90 days after the Effective Date, at least 10% of the total outstanding principal liability plus total accrued but unpaid interest 180 days after the Effective Date, at least 10% of the total outstanding principal liability plus the accrued but unpaid interest 270 days after the Effective Date, at least 10% of the total outstanding principal liability plus total accrued but unpaid interest 360 days after the Effective Date, at least 10% of the total outstanding principal liability plus total accrued but unpaid interest 450 days after the Effective Date, at least 10% of the total outstanding principal liability plus total accrued but unpaid interest 540 days after the Effective Date, and the balance of the total outstanding principal liability plus total accrued but unpaid interest on or before a date 630 days after the Effective Date. Incomnet may in its sole discretion at any time require that Schwartz sell any shares which would otherwise be tendered to Incomnet for redemption and cancellation pursuant to the terms of this Agreement, and remit the amount owed by Schwartz to Incomnet in cash as payment on Schwartz's obligations to Incomnet hereunder in lieu of redeeming and cancelling said shares. Schwartz covenants to cooperate fully with Incomnet's requests for sales of shares in lieu of redemption and cancellation. Schwartz may prepay the Short-Swing Profits plus interest to Incomnet in whole or in part at any time without penalty or premium. Notwithstanding anything else herein to the contrary, if for any reason by 630 days after the Effective Date Incomnet has not received full payment of the Short-Swing Profits plus interest from Schwartz either in cash or through the redemption of shares and the Note pursuant to the terms of this Agreement, then Incomnet is entitled to have additional shares redeemed and cancelled or sold in accordance with this Agreement, either from the Escrow Account (as defined in Section 4 herein) or, if sufficient shares are not available in the Escrow Account, from additional shares tendered by Schwartz into the Escrow Account for the benefit of Incomnet.

3.   SECURITY FOR THE PAYMENT OF SHORT-SWING PROFITS

     As a first priority perfected security interest for Schwartz's obligation to pay Short-Swing Profits to Incomnet under this Agreement, Schwartz agrees to deposit 400,000 shares of the Common Stock of Incomnet, with duly executed stock transfer powers containing certified signatures, into an escrow account jointly administered by legal counsel for Incomnet and legal counsel for Schwartz (the "Escrow Account"), in addition to and at the same time that the first installment on the Short-Swing obligation is paid to Incomnet pursuant to Section 2 of this Agreement. Said legal counsel will follow the written instructions of Schwartz, subject to his minimum obligations to Incomnet in this Agreement, including but not limited to Schwartz's obligation to sell shares and remit cash proceeds in lieu of having the shares redeemed and cancelled as provided in Section 2 of this Agreement. If the last sale price quoted for Incomnet's Common Stock on the NASDAQ (or other public trading market if not then traded on the NASDAQ) is below $4.50 per share for ten consecutive trading days, then Schwartz is obligated to deposit additional shares of Incomnet's Common Stock, duly endorsed and certified, into the Escrow Account on an ongoing basis so that the value of the shares in the Escrow Account equals or exceeds the outstanding balance of Short-Swing Profits plus Interest owed to Incomnet. If Schwartz does not make said deposit within ten days after his obligation to do so, Incomnet may immediately redeem and cancel the balance of the shares held in the Escrow Account, crediting Schwartz with payment equal to the value of said shares based on the average last sale price of the stock on the NASDAQ (or other public trading market if not then traded on the NASDAQ) during the five trading days immediately preceding said redemption, and Schwartz will continue to owe the balance of any remaining unpaid Short-Swing Profits plus interest. In the event that Schwartz voluntarily files, or is subject to an involuntary filing of, a petition for bankruptcy or similar proceeding in any federal or state court, then Incomnet will have the right to immediately redeem and cancel the Note and all shares remaining in the Escrow Account, or at Incomnet's written election, to immediately have said legal counsel sell all said shares for the benefit of Incomnet and remit the net proceeds to Incomnet as soon as they are available. At all times under this Agreement, payments by Schwartz will be credited first to outstanding unpaid interest and then to the outstanding principal balance of Short-Swing Profits.

4.   REVERSAL OF REDEMPTION AND CANCELLATION OF STOCK OPTIONS

     The cancellation and redemption of the 250,000 stock options tendered by Schwartz on August 18, 1995 and September 1, 1995 to the Company as payment on the Short-Swing Profit obligation is hereby revoked and said stock options are deemed outstanding in full as of said date. The terms and conditions of said options are as they were on the respective tender dates (i.e. the options will vest and thereby become exercisable upon National Telephone Communications, Inc. earning an aggregate of $15,000,000 in pre-tax profits in any four consecutive fiscal quarters until December 31, 1997, the exercise price will be $11.00 per share, and the options will be exercisable for a period of three years after they vest). The cancellation of the redemption of the options shall not be deemed to be a transaction under Section 16(b) of the Exchange Act, and is made as consideration for the overall facilitation of the settlements embodied in this Agreement. Incomnet will file a registration statement under the Securities Act of 1933, as amended, covering the shares purchased upon the exercise of the options within 90 days after all of the options have been exercised, and will thereafter seek to have the registration statement declared effective as soon as feasible. Schwartz may pay the exercise price of the options in cash or pursuant to a noninterest bearing promissory note payable to the Company on the effective date of the registration statement covering said shares; provided, that the shares issuable upon the exercise of the options will not be issued to Schwartz until the full exercise price is paid in cash in full.

5.   CONDITIONS TO EFFECTIVENESS OF AGREEMENT

     This Agreement will become effective upon its execution by Incomnet and Schwartz and its approval by the Court, provided, that this Agreement shall be effective as between Schwartz and Incomnet even if the Lawsuit is dismissed without Court approval of this Agreement (the "Effective Date").

6.   SATISFACTION OF THE SEVERANCE AGREEMENT

     The effectiveness of this Agreement will be deemed to satisfy and supersede the provisions of Section 5 of the Severance Agreement.

7.   RELEASE OF CLAIMS AND DISMISSAL OF LAWSUIT

     7.1  INCOMNET AND SCHWARTZ

     Effective on the date of full payment of the Short-Swing Profits by Schwartz to Incomnet pursuant to the terms of this Agreement, Incomnet fully and forever releases and discharges Schwartz from any and all claims, demands, obligations, losses, damages, or causes of action of any nature relating to any obligation by Mr. Schwartz to pay the Short-Swing Profits accrued during the Period to Incomnet pursuant to Section 16(b) of the Securities and Exchange Act of 1934, as amended. Effective on the date of the approval of this Agreement by Court order, Schwartz hereby releases and forever discharges Incomnet and any of its past, present and future affiliates, employees, officers, directors, shareholders, attorneys, accountants, successors and predecessors, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature relating to Section 5 of the Severance Agreement and the payment of Short-Swing Profits.

     7.2  THE LAWSUIT

     Effective on the date of the approval of this Agreement by Court order, (a) Plaintiff fully and forever releases and discharges Incomnet and Schwartz from any and all claims, demands, obligations, losses, damages, or causes of action of any nature relating to any obligation by Schwartz to pay the Short-Swing Profits accrued during the period to Incomnet pursuant to Section 16(b) of the Securities and Exchange Act of 1934, as amended, and (b) Plaintiff agrees to dismiss the Lawsuit with prejudice, and to execute any documents and take any action necessary or appropriate in order to effect such dismissals.

     7.3  REPRESENTATIONS AND AGREEMENTS

     The undersigned agree that these releases shall not be considered admissions by any party of any liability or wrongdoing. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned declare that the terms of this full and final release of claims for payment of the Short-Swing Profits have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Incomnet,

Schwartz and Plaintiff represent and warrant that they have not assigned any of their above referenced released claims to any third party.

8.   INJUNCTIVE RELIEF

     8.1 DAMAGES INADEQUATE

     Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

     8.2 INJUNCTIVE RELIEF

     It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

9.   WAIVERS

     If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

10.  SUCCESSORS AND ASSIGNS

     Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

11.  ENTIRE AND SOLE AGREEMENT

     This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

12.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

13.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

14.  ATTORNEYS' FEES AND COSTS

     In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


INCOMNET:                            INCOMNET, INC.

                                     By:
                                        ---------------------------------
                                          Melvyn Reznick, President

                                     Date:
                                          -------------------------------

                                     ------------------------------------
                                     Mark J. Richardson, Esq.
                                     Attorney for Incomnet, Inc.
                                     1299 Ocean Avenue, Suite 900
                                     Santa Monica, California 90401
                                     (310) 393-9992

SCHWARTZ:
                                     -----------------------------------------
                                     Sam D. Schwartz
                                     Date:
                                          ------------------------------------

                                     SHEPPARD, MULLIN, RICHTER AND HAMPTON LLP
                                     Attorneys for Sam D. Schwartz
                                     333 South Hope Street, 48th Floor
                                     Los Angeles, California 90071-1448


                                     BY:
                                        --------------------------------------
                                            James L. Sanders, Esq.

PLAINTIFF:                           ACKNOWLEDGED AND AGREED:


                                     -----------------------------------------
                                           Richard Morales


                                     -----------------------------------------
                                     David Lopez, Esq.
                                     Attorney for Richard Morales
                                     171 Edge of Woods Road
                                     P.O. Box 323
                                     Southampton, New York 11968



SO ORDERED:



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U.S. DISTRICT JUDGE